UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 7, 2008, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of fiscal year 2008. On February 7, 2008, the Company also posted an Earnings Webcast & Conference Call Presentation dated February 7, 2008 on the Company’s Investor Relations home page at www.broadridge-ir.com. The press release and presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release dated February 7, 2008.

99.2	Earnings Webcast & Conference Call Presentation dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2008

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name:	Adam D. Amsterdam
Title:	Vice President, General Counsel and Secretary